DERIVATIVES AND HEDGING TRANSACTIONS	12 Months Ended
Dec. 31, 2011
DERIVATIVES AND HEDGING TRANSACTIONS
DERIVATIVES AND HEDGING TRANSACTIONS

8. DERIVATIVES AND HEDGING TRANSACTIONS

Derivative Instruments and Hedging

The company uses foreign currency forward contracts, interest rate swaps and foreign currency debt to manage risks associated with foreign currency exchange rates, interest rates and net investments in foreign operations. The company records all derivatives as assets and liabilities on the balance sheet at fair value. Changes in fair value are recognized immediately in earnings unless the derivative qualifies and is designated as a hedge. The effective portion of changes in fair value of hedges is initially recognized in accumulated other comprehensive income (“AOCI”) on the Consolidated Balance Sheet. Amounts recorded in AOCI are reclassified into earnings in the same period or periods during which the hedged transactions affect earnings. The company evaluates hedge effectiveness at inception and on an ongoing basis. If a derivative is no longer expected to be effective, hedge accounting is discontinued. Hedge ineffectiveness, if any, is recorded in earnings.

The company does not hold derivative financial instruments of a speculative nature or for trading purposes. The company is exposed to credit loss in the event of nonperformance of counterparties for foreign currency forward exchange contracts and interest rate swap agreements. The company monitors its exposure to credit risk by using credit approvals, credit limits and credit ratings and by selecting major international banks and financial institutions as counterparties. The company does not anticipate nonperformance by any of these counterparties.

Derivatives Designated as Cash Flow Hedges

The company utilizes foreign currency forward contracts to hedge the effect of foreign currency exchange rate fluctuations on forecasted foreign currency transactions, including: sales, inventory purchases, and intercompany royalty and management fee payments. These forward contracts are designated as cash flow hedges. The effective portions of the changes in fair value of these contracts are recorded in AOCI until the hedged items affect earnings, at which time the gain or loss is reclassified into the same line item in the Consolidated Statement of Income as the underlying exposure being hedged. All hedged transactions are forecasted to occur within the next twelve months.

The company occasionally enters into interest rate swap contracts to manage interest rate exposures. In 2011, the company entered into six forward starting swap contracts in connection with the issuance of its private placement debt during the fourth quarter of 2011. The interest rate swap agreements were designated and effective as a cash flow hedge of the expected interest payments related to the anticipated debt issuance. In the fourth quarter of 2011 the company settled the swap agreements and the decline in fair value of $15.3 million, net of tax, was recorded in AOCI. In 2006, the company entered into and subsequently closed two forward starting swap contracts related to the issuance of its senior euro notes with the net settlement recorded in AOCI. The amounts in AOCI for both the 2011 and 2006 transactions are recognized in earnings as part of interest expense over the remaining life of the notes as the forecasted interest transactions occur. The company did not have any forward starting interest rate swap agreements outstanding at December 31, 2011, 2010 and 2009.

Derivatives Not Designated as Hedging Instruments

The company also uses foreign currency forward contracts to offset its exposure to the change in value of certain foreign currency denominated assets and liabilities, primarily receivables and payables. Although the contracts are effective economic hedges, they are not designated as accounting hedges. Therefore, changes in the value of these derivatives are recognized immediately in earnings, thereby offsetting the current earnings effect of the related foreign currency denominated assets and liabilities.

The following table summarizes the fair value of the company’s outstanding derivatives as of December 31. The amounts are included in other current assets and other current liabilities on the company’s balance sheet.

	ASSET DERIVATIVES		LIABILITY DERIVATIVES
MILLIONS	2011	2010	2011	2010

Derivatives designated as hedging instruments:

Foreign currency forward contracts	$3.8	$0.5	$1.2	$3.2

Derivatives not designated as hedging instruments:

Foreign currency forward contracts	6.6	1.3	2.1	1.9
Total	$10.4	$1.8	$3.3	$5.1

The company had foreign currency forward exchange contracts with notional values that totaled $586 million and $433 million at December 31, 2011 and 2010, respectively.

The impact on AOCI and earnings from derivative contracts that qualified as cash flow hedges was as follows:

MILLIONS	LOCATION	2011	2010	2009
Unrealized gain (loss) recognized into AOCI (effective portion)

Foreign currency forward contracts	AOCI (equity)	$0.2	$(2.5)	$(6.9)

Interest rate swap contracts	AOCI (equity)	(15.3)	—	—

Gain (loss) recognized in income (effective portion)

Foreign currency forward contracts	Sales	(0.3)	—	0.8
	Cost of sales	(4.7)	(4.1)	5.4
	SG&A	(1.5)	0.5	2.8
		(6.5)	(3.6)	9.0

Interest rate swap contracts	Interest expense, net	(0.8)	(0.4)	(0.4)
	Total	$(7.3)	$(4.0)	$8.6
Gain (loss) recognized in income (ineffective portion)

Foreign currency forward contracts	Interest expense, net	$(1.8)	$(1.2)	$(1.3)

The impact on earnings from derivative contracts that are not designated as hedging instruments was as follows:

MILLIONS	LOCATION	2011	2010	2009

Gain (loss) recognized in income

Foreign currency forward contracts	SG&A	$2.9	$(5.4)	$1.6
	Interest expense, net	(5.4)	(5.5)	(7.0)
	Total	$(2.5)	$(10.9)	$(5.4)

The amounts recognized in SG&A above offset the earnings impact of the related foreign currency denominated assets and liabilities. The amounts recognized in interest expense above represent the component of the hedging gains (losses) attributable to the difference between the spot and forward rates of the hedges as a result of interest rate differentials.

Net Investment Hedge

The company designates its legacy Ecolab euro denominated borrowings and related accrued interest as a hedge of existing foreign currency exposures related to net investments the company has in certain Euro functional subsidiaries. Additionally, legacy Nalco has euro denominated borrowings that are also designated as a hedge of existing foreign currency exposures. Accordingly, the transaction gains and losses on the euronotes, which are designated and effective as hedges of the company’s net investments, have been included as a component of the cumulative translation adjustment account. The carrying value of euro-denominated debt designated as a net investment hedge was $704 million and $389 million as of December 31, 2011 and 2010, respectively. Total transaction gains and losses related to the euronotes charged to shareholders’ equity were as follows:

MILLIONS	2011	2010	2009
Transaction gains (losses), net of tax	$(9.5)	$37.6	$(43.9)

The company formally assesses, on a quarterly basis, whether the euro-denominated debt is effective at offsetting changes in the value of the underlying exposure. No hedge ineffectiveness was recorded in earnings during 2011, 2010 and 2009.